Filed Under Rule 424(b)(3)
                                                           File Number 333-36682

                    Prospectus Supplement Dated May 25, 2000

                                       To

                          Prospectus Dated May 24, 2000

                             SIGA TECHNOLOGIES, INC.

            The list of documents we are incorporating by reference in the section entitled "Where You Can Find More Information" is hereby updated as follows:

                  4. Our Quarterly Report on Form 10-QSB for the three months ended March 31, 2000 filed on May 15, 2000.